UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10113

UBS Juniper Crossover Fund, L.L.C.

(Exact name of registrant as specified in charter)

299 Park Avenue, 29th Floor

New York, NY 10171

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 525-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

UBS JUNIPER CROSSOVER FUND, L.L.C.

Financial Statements

With Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

UBS JUNIPER CROSSOVER FUND, L.L.C.

Financial Statements

With Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2011

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

UBS Juniper Crossover Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of UBS Juniper Crossover Fund, L.L.C. (the “Fund”), including the schedule of portfolio investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Juniper Crossover Fund, L.L.C. at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

March 26, 2012

A member firm of Ernst & Young Global Limited

UBS Juniper Crossover Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2011

ASSETS

Investments in securities, at fair value (cost $12,306,264)	$18,508,892
Cash	6,595,604
Receivable for earnouts	998,203
Other assets	1,019

Total Assets	26,103,718

LIABILITIES

Professional fees payable	306,263
Management Fee payable	24,323
Custody fee payable	14,070
Shareholder servicing fee payable	7,207
Administration fee payable	3,814
Other liabilities	43,865

Total Liabilities	399,542

Members’ Capital	$25,704,176

MEMBER’S CAPITAL

Represented by:
Net capital contributions	$19,501,548
Accumulated net unrealized appreciation/(depreciation) on investments in securities	6,202,628

Members’ Capital	$25,704,176

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2011

INVESTMENT INCOME

Interest	$630
Other income	559

Total Investment Income	1,189

EXPENSES

Professional fees	444,362
Management Fee	288,112
Shareholder servicing fee	85,366
Printing fees	80,376
Directors’ fees	69,561
Custody fee	18,492
Administration fee	10,398
Insurance and other expenses	35,998

Total Expenses	1,032,665

Net Investment Loss	(1,031,476)

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain/(loss) from: Investments in securities and earnouts	559,219
Net change in unrealized appreciation/depreciation on: Investments in securities	4,220,307

Net Realized and Unrealized Gain/Loss from Investments	4,779,526

Net Increase in Members’ Capital Derived from Operations	$3,748,050

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Statements of Changes in Members’ Capital

Years Ended December 31, 2010 and 2011

	Adviser	Members	Total
Members’ Capital at January 1, 2010	$521,151	$31,808,850	$32,330,001

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(9,763)	(1,016,954)	(1,026,717)
Net realized gain/(loss) from investments in securities and earnouts	37,919	2,373,017	2,410,936
Net change in unrealized appreciation/depreciation on investments in securities	(93,556)	(5,664,538)	(5,758,094)

Net Increase (Decrease) in Members’ Capital Derived from Operations	(65,400)	(4,308,475)	(4,373,875)

MEMBERS’ CAPITAL TRANSACTIONS
Adviser and Members’ distributions	(96,925)	(5,903,075)	(6,000,000)

Net Increase (Decrease) in Members’ Capital Derived from Capital Transactions	(96,925)	(5,903,075)	(6,000,000)

Members’ Capital at December 31, 2010	$358,826	$21,597,300	$21,956,126

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment income/(loss)	(12,236)	(1,019,240)	(1,031,476)
Net realized gain/(loss) from investments in securities and earnouts	9,193	550,026	559,219
Net change in unrealized appreciation/depreciation on investments in securities	69,907	4,150,400	4,220,307

Net Increase (Decrease) in Members’ Capital Derived from Operations	66,864	3,681,186	3,748,050

Members’ Capital at December 31, 2011	$425,690	$25,278,486	$25,704,176

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Statement of Cash Flows

Year Ended December 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital derived from operations	$3,748,050
Adjustments to reconcile net increase in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments	(352,237)
Proceeds from disposition of investments	3,049,424
Net realized (gain)/loss from investments in securities	(538,598)
Net change in unrealized appreciation/depreciation on investments in securities	(4,220,307)
Changes in assets and liabilities:
(Increase) decrease in assets:
Interest receivable	187
Receivable for earnouts	59,817
Other assets	9,481
Increase (decrease) in liabilities:
Administration fee payable	(663)
Custody fee payable	8,670
Management Fee payable	(3,051)
Professional fees payable	102,539
Shareholder servicing fee payable	(904)
Other liabilities	40,365

Net cash provided by operating activities	1,902,773

CASH FLOWS FROM FINANCING ACTIVITIES

Net increase in cash	1,902,773
Cash - beginning of year	4,692,831

Cash - end of year	$6,595,604

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Financial Highlights

December 31, 2011

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated.

An individual Member’s ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Years Ended December 31,
	2011	2010	2009	2008	2007
Ratio of net investment income/(loss) to average members’ capital [a]	(4.76%)	(3.81%)	(3.41%)	(0.52%)	0.76%
Ratio of total expenses to average members’ capital before Incentive Allocation [a]	4.77%	3.85%	3.43%	2.94%	2.31%
Ratio of total expenses to average members’ capital after Incentive Allocation [a]	4.77%	3.85%	3.43%	2.94%	4.56%
Portfolio turnover rate	2.15%	2.43%	0.45%	5.83%	50.20%
Total return before Incentive Allocation [b]	17.04%	(16.83%)	1.55%	(4.32%)	14.34%
Total return after Incentive Allocation [c]	17.04%	(16.83%)	1.55%	(4.32%)	11.47%
Members’ capital at end of year (including the Adviser)	$25,704,176	$21,956,126	$32,330,001	$38,229,704	$122,383,932

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser.
b	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.
c	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Adviser, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

The accompanying notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements

December 31, 2011

1.	Organization

UBS Juniper Crossover Fund, L.L.C. (the “Fund”) was organized as a limited liability company under the laws of Delaware on August 29, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of public and private health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceutical sectors. The Fund will invest in publicly marketable securities and up to 30% of its assets (measured at the time of purchase) in non-marketable securities. Of its public securities, the Fund expects to invest principally in the public securities of large capitalization public companies and, to a lesser extent, small and medium-sized public companies. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities (“PIPEs”). The Fund commenced operations on November 21, 2000.

The Fund’s Board of Directors (the “Directors”) approved the orderly wind down of the Fund in December 2007, and as such, the Fund is proceeding with a gradual disposition of its portfolio of investments. It is anticipated that this wind down will take place over a number of years as its private stock investments are either sold or their value is realized in either an initial public offering or other liquidating transaction. As a result of the wind down, subscriptions and repurchases into the Fund have been suspended.

The Fund’s Adviser (as defined below) and Directors continue to pursue various options to dispose of the remaining portfolio investments. The sale price on such a transaction could result in exit values that may differ significantly from the December 31, 2011 fair values and such differences could be material.

For the year ended December 31, 2011, the Fund sold investments for total proceeds of $3,049,424. The cost of the securities sold was $2,510,826 and the December 31, 2010 fair value was $1,641,500. This resulted in an increase to the Member’s Capital of the Fund of $1,407,924 from December 31, 2010 which is reported as part of net realized and unrealized gain in the Fund’s financial statements for the year ended December 31, 2011. The Fund will continue to make distributions to its Members as it is able to sell its private stock investments as part of its gradual disposition of its portfolio of investments.

The Fund’s Directors have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors have engaged UBS Juniper Management, L.L.C. (the “Adviser”), a Delaware limited liability company, to provide investment advice to the Fund.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

1.	Organization (continued)

The Adviser is a joint venture between UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) and OrbiMed Advisors, L.L.C. (“OrbiMed”). UBS A&Q is the managing member of the Adviser, is a wholly owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Investment professionals employed by OrbiMed manage the Fund’s investment portfolio on behalf of the Adviser under the oversight of UBS A&Q’s personnel. OrbiMed is also registered as an investment adviser under the Advisers Act.

2.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed and may result in increased disclosure regarding the Fund’s Level 3 investments.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.)

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions and indicative non-binding broker quotes.)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no such transfers at December 31, 2011.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosure for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets, Liabilities and Members’ Capital. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Level 1, Level 2, and Level 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

A breakdown of the Fund’s portfolio into the fair value measurement levels can be found in the tables following the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at the average of the final bid and ask prices as of the measurement date.

Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no trade took place, the securities are valued using the average of the final bid and ask prices as of the measurement date.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

When the Fund holds restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be fair value less a discount to reflect contractual or legal restrictions limiting resale for those securities. The Fund did not hold any PIPEs at December 31, 2011.

Private securities including warrants are valued pursuant to the Fund’s valuation procedures. In such situations, the Fund’s investments are valued in a manner that the Adviser, following procedures approved by the Directors, determines best reflects their fair value. At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Fund’s valuation of the debt and equity securities. The Fund periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Fund may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flows, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. The Fund may also utilize a third party specialist to assist in the valuation of such securities. Due to these factors, the Fund classifies these securities as Level 3 positions. Private securities in the amount of $16,065,041 were fair valued by the Adviser at December 31, 2011.

If market quotations are not readily available, the fair value of the securities described above are determined in good faith by, or under the supervision of, the Directors in consultation with the Adviser.

The valuation process described above represents a good faith approximation of the fair value of an asset and is used where there is no public market or possibly no market at all for a company’s securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

b.	Securities Transactions and Income Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis. Interest income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the effective yield method. Realized gains and losses from investments in securities are calculated on the identified cost basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

d.	Income Taxes

The Fund has reclassified $1,031,476 and $559,219 from accumulated net investment loss and accumulated net realized gain from investments in securities and earnouts to net capital contributions during the year ended December 31, 2011. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2011 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. Management has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2011, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

3.	Significant Accounting Policies (continued)

e.	Cash

Cash consists of monies held at BNY Mellon Investment Servicing Trust Company (the “Custodian”). The Fund maintains deposits that at times may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

UBS A&Q provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays UBS A&Q a monthly management fee (the “Management Fee”) at an annual rate of 1.35% of the Fund’s members’ capital, excluding the capital account attributable to UBS A&Q, the Adviser and the Special Advisory Account (the capital account established for crediting any incentive allocation (the “Incentive Allocation”) due to the Adviser, as described below). The Management Fee is debited against the Member’s capital accounts, excluding the Adviser’s or Special Advisory Account, and paid to UBS A&Q and Orbimed, respectively.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor of the Fund. The Fund pays a shareholder servicing fee to UBS A&Q and to other brokers or dealers that have entered into shareholder servicing agreements with the Fund at the annual rate of 0.40% of the outstanding interests owned by their customers. Sales loads charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2011, UBS FSI and its affiliates did not execute portfolio transactions on behalf of the Fund.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

4.	Related Party Transactions (continued)

The net increase or decrease in members’ capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Adviser, as described above. Upon a Member’s withdrawal and generally on December 31st of each year, the Adviser is entitled to an Incentive Allocation of 20% of the net profits (defined as net increase in members’ capital derived from operations), if any, that would have been credited to the Member’s capital account for such period. For purposes of calculating the Incentive Allocation, net profits will be determined by taking into account net realized gain or loss and the net change in unrealized appreciation or depreciation of security positions, provided that, except in limited circumstances (namely upon a tender or transfer of Interests), any unrealized appreciation in private securities will be taken into account only to the extent of unrealized depreciation in private securities. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. There was no Incentive Allocation for the year ended December 31, 2011 or the year ended December 31, 2010. The Incentive Allocation is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

Each Director of the Fund receives a retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with ten other UBS funds where UBS A&Q is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses.

As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates, not to exceed on an annual basis 0.15% of the average net assets of the Fund. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

5.	Administration and Custody Fees (continued)

The Custodian provides custodial services for the Fund. The Custodian entered into a service agreement whereby The Bank of New York Mellon provides securities clearance functions.

6.	Securities Transactions

Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2011 amounted to $352,237 and $3,049,424, respectively.

At December 31, 2011, the cost of investment for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accumulated net unrealized appreciation on investments was $6,202,628 which consists of $7,472,883 gross unrealized appreciation and $1,270,255 gross unrealized depreciation.

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, options, warrants, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates.

Each of these financial instruments contain varying degrees of off-balance sheet risk whereby changes in the fair value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital. The Fund may enter into forward foreign currency exchange contracts to hedge the currency risk associated with the settlement of foreign denominated security transactions. During the year ended December 31, 2011, the Fund did not trade any forward contracts, engage in option transactions or securities sold, not yet purchased. The Fund held warrants at December 31, 2011.

8.	Receivable for Earnouts

The Fund’s receivable for earnouts represents contractual amounts to be received when licensed products achieve certain developmental milestones. The total represents estimated contractual amounts due from licensed products from Adiana, Inc. of $176,012, Amnis Corp. of $364,835, Biosynexus, Inc. of $179,229, Cerexa, Inc. of $76,281, Lumicyte, Inc. of $3,618 and Sapphire Therapeutics, Inc. of $198,228. The Fund recorded realized gains associated with the change in estimated earnouts of $20,621, which is included in net realized gain/(loss) from investments in securities and earnouts on the Statement of Operations.

UBS Juniper Crossover Fund, L.L.C.

Notes to Financial Statements (continued)

December 31, 2011

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

On February 8, 2012, Chemocentryx Inc offered shares in an initial public offering at a pre stock split price of $5 per share. Based on the Fund’s holdings at December 31, 2011, the value of Chemocentryx Inc would have been $ 9,085,095 using this price. In connection with the offering, the Fund’s shares are restricted from resale for a period of 6 months.

On March 19, 2012, Covidien announced a definitive agreement to acquire all of the outstanding capital stock of superDimension, Ltd. The transaction, subject to customary closing conditions, including receipt of certain regulatory approvals, is expected to be completed in the second calendar quarter of 2012.

UBS Juniper Crossover Fund, L.L.C.

Schedule of Portfolio Investments

December 31, 2011

Shares	INVESTMENTS IN SECURITIES (UNITED STATES) (72.01%)	Fair Value
	COMMON STOCK (9.52%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (0.01%)
2,888	Acceleron Pharmaceuticals, Inc., Common *,(a)	$3,004

	PATIENT MONITORING EQUIPMENT (9.51%)
129,785	Insulet Corp. *	2,443,851

	TOTAL COMMON STOCK (Cost $1,245,146)	2,446,855

	PREFERRED STOCKS (61.76%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (51.22%)
558,964	Acceleron Pharmaceuticals, Inc., Series B *,(a)	704,295
86,977	Acceleron Pharmaceuticals, Inc., Series C *,(a)	138,293
11,624	Acceleron Pharmaceuticals, Inc., Series D *,(a)	23,713
52,413	Acceleron Pharmaceuticals, Inc., Series E *,(a)	267,830
19,300	Acceleron Pharmaceuticals, Inc., Series F *,(a)	60,602
1,574,345	ChemoCentryx, Inc., Series B *,(a)	7,084,553
242,674	ChemoCentryx, Inc., Series C *,(a)	1,092,033
1,300	superDimension, Ltd., Series B *,(a)	1,221,870
13,016	superDimension, Ltd., Series C-1 *,(a)	120,788
134,026	superDimension, Ltd., Series C-2 *,(a)	1,243,761
14,773	superDimension, Ltd., Series E-1 *,(a)	664,785
12,087	superDimension, Ltd., Series E-2 *,(a)	543,915

		13,166,438

	MEDICAL - BIOMEDICAL/GENETICS (2.28%)
316,091	Macrogenics, Inc., Series A *,(a)	60,057
982,489	Macrogenics, Inc., Series B *,(a)	147,373
1,504,459	Macrogenics, Inc., Series C *,(a)	315,936
121,181	Macrogenics, Inc., Series D *,(a)	63,014

		586,380

	RESEARCH PRODUCT/TECHNOLOGY PLATFORM (8.26%)
827,267	Supernus Pharmaceuticals, Inc., Series A *,(a)	2,121,940

	TOTAL PREFERRED STOCKS (Cost $11,061,118)	15,874,758

	WARRANTS (0.73%)
	DRUG DISCOVERY/DRUG DEVELOPMENT (0.73%)
55,979	Acceleron Pharmaceuticals, Inc., $1.47, 06/10/20 *,(a)	43,104
3,693	superDimension, Ltd., Series E1, $21.43, 06/29/20 *,(a)	79,141
3,022	superDimension, Ltd., Series E2, $21.43, 06/29/20 *,(a)	64,761

		187,006

	MEDICAL - BIOMEDICAL/GENETICS (0.00%)
9,089	Macrogenics, Inc., $0.65, 09/24/18 *,(a)	273

	TOTAL WARRANTS (Cost $—)	187,279

	TOTAL INVESTMENTS IN SECURITIES (Cost $12,306,264)	18,508,892

The preceding notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

TOTAL INVESTMENTS IN SECURITIES (UNITED STATES) — 72.01%	$18,508,892

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 27.99%	7,195,284

TOTAL MEMBERS’ CAPITAL — 100.00%	$25,704,176

Percentages shown represent a percentage of members’ capital as of December 31, 2011.

*	Non-income producing security.
(a)	Private equity investment valued at fair value. The fair value of private equity investments amounted to $16,065,041 which represented 62.50% of the total members’ capital at December 31, 2011.

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. There were no transfers between Level 1 and Level 2 at December 31, 2011.

ASSETS TABLE

Description	Total Fair Value at December 31, 2011	Level 1	Level 2	Level 3
Investments in Securities
Common Stock
Drug Discovery/Drug Development	$3,004	$—	$—	$3,004
Patient Monitoring Equipment	2,443,851	2,443,851	—	—

Total Common Stock	2,446,855	2,443,851	—	3,004

Preferred Stocks
Drug Discovery/Drug Development	13,166,438	—	—	13,166,438
Medical - Biomedical/Genetics	586,380	—	—	586,380
Research Product/Technology Platform	2,121,940	—	—	2,121,940

Total Preferred Stocks	15,874,758	—	—	15,874,758

Warrants
Drug Discovery/Drug Development	187,006	—	—	187,006
Medical - Biomedical/Genetics	273	—	—	273

Total Warrants	187,279	—	—	187,279

Total Investments in Securities	$18,508,892	$2,443,851	$—	$16,065,041

Total Assets	$18,508,892	$2,443,851	$—	$16,065,041

The preceding notes are an integral part of these financial statements.

UBS Juniper Crossover Fund, L.L.C.

Schedule of Portfolio Investments (continued)

December 31, 2011

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2010	Accrued discounts /premiums	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers in and/or out of Level 3	Balance as of December 31, 2011
Investments in Securities

Common Stock

Drug Discovery/Drug Development	$—	$—	$—	$—	$—	$—	$3,004	$3,004

Preferred Stocks

Drug Discovery/Drug Development	10,681,343	—	(875,529)	3,011,391	352,237	—	(3,004)	13,166,438

Medical – Biomedical/Genetics	905,238	—	(1)	(318,857)	—	—	—	586,380

Research Product/Technology Platform	2,808,925	—	1,414,128	948,311	—	(3,049,424)	—	2,121,940

Total Preferred Stocks	14,395,506	—	538,598	3,640,845	352,237	(3,049,424)	(3,004)	15,874,758

Warrants

Drug Discovery/Drug Development	40,000	—	—	147,006	—	—	—	187,006

Medical – Biomedical/Genetics	—	—	—	273	—	—	—	273

Total Warrants	40,000	—	—	147,279	—	—	—	187,279

Ending Balance	$14,435,506	$—	$538,598	$3,788,124	$352,237	$(3,049,424)	$—	$16,065,041

The transfer out of Level 3 Preferred Stocks – Drug Discovery/Drug Development and into Level 3 Common Stock - Drug Discovery/Drug Development of $3,004 is due to the change in classification of Acceleron Pharmaceuticals, Inc., Common at December 31, 2011.

Net change in unrealized appreciation/(depreciation) on Level 3 assets still held as of December 31, 2011 is $2,921,785.

The preceding notes are an integral part of these financial statements.

UBS JUNIPER CROSSOVER FUND, L.L.C. (UNAUDITED)

The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on September 15, 2011. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by UBS Alternative and Quantitative Investments LLC (“UBS A&Q”), including information regarding its affiliates and its personnel, operations and financial condition, as well as information regarding UBS Juniper Management, L.L.C., the Fund’s investment adviser (the “Adviser”) of which UBS A&Q is the managing member. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of UBS A&Q the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors recognized that the Fund was being wound down, the liquid portion of its portfolio had been sold and the proceeds thereof distributed to investors, and only the illiquid privately-placed investment portion of the Fund’s portfolio remained.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by UBS A&Q to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS A&Q which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors noted that there were no funds or accounts managed by the Adviser, UBS A&Q or their affiliates with similar investment objectives, policies and strategies as the Fund. The Directors recognized that the Comparable Funds, as private funds, are not subject to certain investment restrictions under the Investment Company Act of 1940, as amended, that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors noted that the Fund’s 12-month performance results as of June 30, 2011 significantly lagged that of the Comparable Funds.

The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The Directors specifically noted that they would continue to consider, as a result of the Fund’s ongoing wind down, whether a reduction in the Fund’s management fee would be appropriate. Notwithstanding the foregoing, the information presented to the Directors showed that although the Fund’s management fee was above the median management fee of the Comparable Funds, the Fund’s incentive fee was equal to the lowest incentive fee being charged to the Comparable Funds. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of UBS A&Q both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBS A&Q and its affiliates under the Fund’s Investment Advisory Agreement and from other relationships between the Fund and UBS A&Q were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees under the Investment Advisory Agreement did not constitute fees that are so disproportionally large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2011 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Alternative and Quantitative Investments LLC (“UBS A&Q”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
INDEPENDENT DIRECTORS

George W. Gowen (82) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	11	None

Stephen H. Penman (65) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since July 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	11	None

Virginia G. Breen (47) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since June 27, 2008	Partner of Chelsea Partners; General Partner of Sienna Ventures; General Partner of Blue Rock Capital, L.P.	11	Director of: Modus Link Global Solutions, Inc.; Excelsior Buyout Investors, L.L.C.; UST Global Private Markets Fund, L.L.C.; Jones Lang LaSalle Income Property Trust, Inc.

INTERESTED DIRECTOR

Meyer Feldberg (69)[3] UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	56	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.

OFFICER(S) WHO ARE NOT DIRECTORS

William J. Ferri (45) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Executive Officer	Term — Indefinite Length—since October 1, 2010	Global Head of UBS Alternative and Quantitative Investments LLC since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS Alternative and Quantitative Investments LLC.	N/A	N/A

Robert F. Aufenanger (58) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since May 1, 2007	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of UBS Alternative Investments US from April 2007 to October 2010. Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 to 2007.	N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Trusteeships/ Directorships Held by Director Outside Fund Complex During the Past 5 Years
Frank S. Pluchino (52) UBS Alternative and Quantitative Investments LLC 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term – Indefinite Length—since July 19, 2005	Executive Director of UBS Alternative and Quantitative Investments LLC since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on October 1, 2000.
[2]	Of the 56 funds/portfolios in the complex, 45 are advised by an affiliate of UBS A&Q and 11 comprise the registered alternative investment funds advised by UBS A&Q.
[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS A&Q may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $161,000 in 2011 and $126,000 in 2010. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,200 in 2011 and $6,500 in 2010. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $132,000 in 2011 and $124,000 in 2010. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)	The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1.183 million for 2011 and $2.273 million for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

October 2011

OrbiMed Advisors LLC

OrbiMed Capital LLC

& Affiliates

Policy on Proxy Voting & Class Actions

A.	Overview

OrbiMed Advisors LLC and OrbiMed Capital LLC (each an “Adviser”, and together with their affiliates, “OrbiMed”) recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the funds and other clients that they advise (“Clients”). OrbiMed has always placed paramount importance on its oversight of the implementation of Clients’ investment strategies and the overall management of Clients’ investments. A critical aspect of such management continues to be the effective assessment and voting of proxies relating to Clients’ portfolio securities.

OrbiMed manages Clients’ assets with the overriding goal of seeking to provide the greatest possible returns consistent with governing laws and the investment policies of each Client. In pursuing that goal, OrbiMed seeks to exercise its Clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities, with the principal aim of maintaining or enhancing the companies’ economic value. Accordingly, OrbiMed has adopted and implemented policies and related procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Clients, in accordance with OrbiMed’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Those policies and procedures, which are described below, are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders. OrbiMed’s Operations Manager (the “Operations Manager”), currently Kevin Olsen, is primarily responsible for administering OrbiMed’s proxy voting program.

B.	Broadridge and Glass Lewis

OrbiMed has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide operational and administrative services related to voting proxies for Clients that have given proxy voting authority to OrbiMed. Broadridge also provides proxy voting guidelines and recommendations through an arrangement with Glass Lewis & Co., LLC (“Glass Lewis”).

Glass Lewis is an independent firm that analyzes proxies and provides research and objective vote recommendations for individual proxy matters. OrbiMed has determined that the Glass Lewis Proxy Paper Guidelines (the “Glass Lewis Proxy Guidelines”) are generally consistent with OrbiMed’s views of the common types of proxy proposals. Consequently, OrbiMed will vote in accordance with the recommendations Glass Lewis makes pursuant to the Glass Lewis Proxy Guidelines except as provided below. Copies of the Glass Lewis Proxy Guidelines may be provided to Clients and investors in private investment funds sponsored by OrbiMed upon request.

While OrbiMed ordinarily follows the Glass Lewis Proxy Guidelines and related recommendations, OrbiMed retains the right to depart from Glass Lewis’s recommendation on any given vote, provided that the details of the vote and the rationale for the departure are documented. In such cases, or when Glass Lewis does not issue a recommendation, OrbiMed will use its best judgment to vote such proxies on behalf of its affected Clients. The Operations Manager will then cast the vote, generally through the Broadridge system. The Operations Manager will limit access to the Broadridge system to the appropriate personnel.

To assure the quality of the services for which OrbiMed has engaged Broadridge and Glass Lewis, the Operations Manager will review periodic service reports prepared by Broadridge. The Operations Manager, together with personnel from OrbiMed’s Public Equity Investment Team, will also review the Glass Lewis Proxy Guidelines at least annually (and upon notice from Glass Lewis of their material amendment) to ensure that they continue to be largely consistent with OrbiMed’s views. Finally, the Operations Manager will review on the same timetable Glass Lewis’s conflict management procedures with respect to its voting recommendations, to the extent applicable.

C.	Circumstances in which OrbiMed May Refrain from Voting

Where a Client has retained, or delegated to a party other than OrbiMed, the authority to vote proxies on the Client’s behalf, OrbiMed will not be responsible for voting such proxies.

Where a Client has delegated the responsibility to vote proxies to OrbiMed, OrbiMed will generally seek to vote all proxies for securities in the portfolio(s) that OrbiMed manages for the Client. In certain circumstances, however, the costs associated with voting a proxy may outweigh the potential benefits from exercise of the right to vote, such as where a country requires so-called “share-blocking.” In such situations, OrbiMed may, consistent with its fiduciary duties and this Proxy Voting Policy, refrain from voting. In addition, OrbiMed may be required to abstain from voting on a particular proxy in a situation where a conflict exists between OrbiMed and its affected Clients. The procedures for resolving such conflicts are described below.

Where OrbiMed has refrained from voting a proxy, the Operations Manager will document the decision and the reason for abstaining and provide such documentation to OrbiMed’s Compliance Team.

D.	Recordkeeping

OrbiMed maintains records relating to the proxies it votes on behalf of Clients in accordance with Rule 204-2 under the Advisers Act. Those records include:

1.	A copy of the proxy voting policies and procedures;

2.	Proxy statements received regarding Clients’ portfolio securities (except where such proxy statements are available on the Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) or a third party undertakes to promptly provide copies of such documents to OrbiMed);

2

OrbiMed Proxy Voting Policy	October 2011

3.	A record of each vote cast, including, where the vote reflected a departure from the applicable Glass Lewis recommendation, a summary of the rationale for such departure;

4.	A copy of any document created by OrbiMed that was material to making a decision on how to vote a proxy for a Client or that memorializes the basis for such a decision; and

5.	Each written Client request for proxy voting records and OrbiMed’s written response to any Client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for 6 years and will be maintained in OrbiMed’s office (or by delegation to Broadridge, on the Broadridge user’s web site or at Broadridge’s offices as necessary) for 2 years after they are created.

E.	Conflicts of Interest

There may be occasions where the voting of proxies by OrbiMed on behalf of a Client may present a perceived or actual conflict of interest between OrbiMed and the Client. Such potential conflict of interest situations may include: (1) where OrbiMed manages assets or provides other financial services or products to, or otherwise has a direct business relationship with, a company whose management is soliciting proxies; (2) where an OrbiMed representative serves on the board of directors of a public company soliciting proxies; (3) where OrbiMed has a business relationship with the proponent of a non-management proxy proposal; or (4) where OrbiMed or any OrbiMed employee (“Employee”) involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

As noted above, OrbiMed generally votes proxies in accordance with recommendations provided by a third-party service provider (Glass Lewis) pursuant to pre-determined policies established by that provider (the Glass Lewis Proxy Guidelines). As a result, such votes will not present any conflicts of interest.

When OrbiMed determines to depart from the Glass Lewis recommendation on a particular vote, the Compliance Team will review the proposed vote and assess whether it presents any potential conflicts of interest. If, after reasonable consideration, the Compliance Team concludes that a potential conflict of interest does exist, the Compliance Team will inform the managing member or another member of the Advisers (a “Partner”) involved in managing the portfolio(s) of the Client(s) involved. The Compliance Team will also consult with OrbiMed’s outside counsel and/or compliance consultants as needed to determine whether a conflict of interest in fact exists between OrbiMed and such Clients and whether the matters involved in such proxy could have a material economic impact on those Clients.

If it is determined that there is in fact such a conflict, OrbiMed will seek, with respect to each Client involved, instruction on how the proxy should be voted from the Client, legal counsel to (or another appropriate representative of) the Client, or legal counsel to (or another appropriate representative of) the Client’s adviser (where OrbiMed acts as a sub-adviser to such adviser). In such cases, OrbiMed will provide all reasonable assistance to the Client or its representative to enable to such party to make an informed decision. If the Client or its representative fails to instruct OrbiMed on how to vote the proxy, OrbiMed will generally abstain from voting in order

3

OrbiMed Proxy Voting Policy	October 2011

to avoid the appearance of impropriety. If, however, OrbiMed determines that the failure to vote such proxies would likely have a material adverse economic impact on the affected Clients’ investment in the relevant company, OrbiMed may vote such proxies in order to protect the Clients’ interests.

All votes that depart from the applicable Glass Lewis recommendation will be documented by the Operations Manager. Where such a vote presents an actual conflict of interest, such documentation will record the existence of the conflict and how it was resolved.

F.	Private Equity Funds

1.	General Policy

With respect to portfolio companies of private funds that OrbiMed manages pursuant to primarily private equity strategies (“Private Equity Funds”), OrbiMed is typically a lead investor and often obtains the right to appoint one or more members of the company’s board of directors (or equivalent body). This is in contrast to the portfolio companies of OrbiMed’s public equity strategy Clients, with respect to which OrbiMed is typically a passive investor and does not have board representation. Accordingly, proxy and other voting decisions for Private Equity Funds’ holdings are generally determined by the relevant members of the Private Equity Investment Team, and not pursuant to recommendations from Glass Lewis. Such votes will generally be cast in the best interests of the relevant Private Equity Funds, based on the Private Equity Investment Team’s assessment of the particular matter and OrbiMed’s strategy for the investment, subject (if applicable) to such other duties as OrbiMed or its representatives on a portfolio company’s board of directors or equivalent body may have with respect to the company and its shareholders.

2.	Procedures

In connection with a proxy or similar vote for a Private Equity Fund portfolio company, the Operations Manager will consult with the primary Partner or other Private Equity Investment Team member who is responsible for the portfolio company investment. Unless the vote presents a material conflict of interest, the Operations Manager should cast the vote in accordance with the instruction of the Partner or other Private Equity Investment Team member. If the vote may present a material conflict of interest, then the Operations Manager should consult with the Compliance Team, as described in more detail below.

3.	Conflicts of Interest

OrbiMed understands that there may be situations in which a proxy vote related to a Private Equity Fund portfolio company raises a potential conflict of interest. Such conflicts may include where a proxy vote is required with respect to:

a.	The appointment of Employees or designated persons for board or management positions with a portfolio company (although such appointments will typically be pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest);

4

OrbiMed Proxy Voting Policy	October 2011

b.	Compensation structures, contracts or management fees paid to Employees, Venture Partners or other persons (although per OrbiMed’s policies such compensation received by Employees is considered to be the property of the applicable Private Equity Fund(s) and must be turned over to OrbiMed to be allocated among the Funds on a fair and equitable basis); and

c.	Voting for the repurchase or buy-back of outstanding shares or for the issuance of shares or other capital raises for the portfolio company where it would be beneficial to the Private Equity Funds (although such votes will typically be cast pursuant to OrbiMed’s strategy for the investment and so will not present a material conflict of interest).

If any Employee involved in a proxy or similar vote for a Private Equity Fund believes that a particular vote presents a material conflict of interest between any of OrbiMed, the Private Equity Fund and the portfolio company or its management, then he or she should notify the Compliance Team. The decision as to how to vote in such circumstances will be made by the Partner or other Private Equity Investment Team member in consultation with the Operations Manager and the Compliance Team. The Compliance Team will be responsible for maintaining documentation associated with each such voting decision, which should generally summarize the matter on which the vote was cast, the conflict of interest that was identified, the voting determination, and the basis for that determination.

G.	Reporting of Undue Influence

Each Employee who casts proxy votes on behalf of a Client must notify the Compliance Team (or the Operations Manager, who should then notify the Compliance Team) of any direct, indirect or perceived improper influence sought to be exerted by anyone within OrbiMed with regard to how a proxy should be voted. The Compliance Team will investigate the allegations and take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate.

H.	Class Actions

When a recovery is achieved in a class action, shareholders of the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the settlement or other resolution of the class action. To participate in the recovery as part of the class, the shareholder generally completes and submits a proof of claim form. The party administrating the class action then dispenses money from the settlement fund to those persons and entities with valid claims.

OrbiMed has retained Institutional Shareholder Services Inc. (“ISS”) to facilitate its submission of claims in class actions involving securities held by Clients that have given OrbiMed the authority to do so. ISS identifies, tracks and files class action claims for such Clients.

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OrbiMed Proxy Voting Policy	October 2011

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

UBS JUNIPER CROSSOVER FUND, L.L.C.

PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho have served as the Fund’s portfolio managers (the “Portfolio Managers”) since the Fund commenced operations on November 21, 2000. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Isaly, who is considered to be the Fund’s portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund’s portfolio including the selection of the Fund’s investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors LLC (“OrbiMed”). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as a Director of Worldwide Healthcare Trust PLC since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He had previously served as a portfolio manager at other institutions since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund’s Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (including hedge funds).

The Portfolio Managers’ goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Eucalyptus Management, L.L.C., the Fund’s investment adviser (the “Adviser”), periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers’ compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner’s profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund’s Portfolio Managers, based principally on a Portfolio Manager’s overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager’s success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager’s partner profit participation is also influenced by OrbiMed’s overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed’s financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2011.

Samuel D. Isaly
Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed
2	$1.1 billion	16	$3.8 billion	4	$720 million

Sven Borho
Registered Investment Companies[1]		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[2]	Assets Managed	Number of Accounts[3]	Assets Managed	Number of Accounts[4]	Assets Managed
2	$1.1 billion	16	$3.8 billion	4	$720 million

[1]

Among the other registered investment companies managed by the Portfolio Managers is UBS Eucalyptus Fund, L.L.C., for which UBS Alternative and Quantitative Investments LLC serves as managing member of the Adviser.

[2]	All of these accounts charge performance-based advisory fees.
[3]	Of these accounts, 15 accounts with total assets of approximately $3.7 billion charge performance-based advisory fees.
[4]	All of these accounts charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of the Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser’s Special Advisory Member Interest in the Fund. However, neither of the Fund’s Portfolio Managers beneficially owns any interests in the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) UBS Juniper Crossover Fund, L.L.C.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer
Date March 26, 2012

By (Signature and Title)*	/s/ Robert Aufenanger
Robert Aufenanger, Principal Financial Officer
Date March 26, 2012

*	Print the name and title of each signing officer under his or her signature.